                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $200,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, or First Mortgage Bonds, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                                    /s/ John L. Heath
                                          -------------------------------------
                                                      JOHN L. HEATH

Subscribed and sworn to
before me this 3rd day
of December, 1996.

         /s/ Janet K. Cooper
-------------------------------------
            NOTARY PUBLIC

My commission expires:

March 27, 1999

                               POWER OF ATTORNEY

  The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $200,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, or First Mortgage Bonds, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                                  /s/ Robert W. Jackson
                                          -------------------------------------
                                                    ROBERT W. JACKSON

Subscribed and sworn to
before me this 3rd day
of December, 1996.

         /s/ Janet K. Cooper
-------------------------------------
            NOTARY PUBLIC

My commission expires:

March 27, 1999

                               POWER OF ATTORNEY

  The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $200,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, or First Mortgage Bonds, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                                  /s/ Gordon R. Lohman
                                          -------------------------------------
                                                    GORDON R. LOHMAN

Subscribed and sworn to
before me this 3rd day
of December, 1996.

         /s/ Janet K. Cooper
-------------------------------------
            NOTARY PUBLIC

My commission expires:

March 27, 1999

                               POWER OF ATTORNEY

  The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $200,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, or First Mortgage Bonds, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                                 /s/ Richard A. Lumpkin
                                          -------------------------------------
                                                   RICHARD A. LUMPKIN

Subscribed and sworn to
before me this 3rd day
of December, 1996.

         /s/ Janet K. Cooper
-------------------------------------
            NOTARY PUBLIC

My commission expires:

March 27, 1999

                               POWER OF ATTORNEY

  The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $200,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, or First Mortgage Bonds, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                                  /s/ Hanne M. Merriman
                                          -------------------------------------
                                                    HANNE M. MERRIMAN

Subscribed and sworn to
before me this 3rd day
of December, 1996.

         /s/ Janet K. Cooper
-------------------------------------
            NOTARY PUBLIC

My commission expires:

March 27, 1999

                               POWER OF ATTORNEY

  The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $200,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, or First Mortgage Bonds, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                                   /s/ Thomas L. Shade
                                          -------------------------------------
                                                     THOMAS L. SHADE

Subscribed and sworn to
before me this 3rd day
of December, 1996.

         /s/ Janet K. Cooper
-------------------------------------
            NOTARY PUBLIC

My commission expires:

March 27, 1999

                               POWER OF ATTORNEY

  The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $200,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, or First Mortgage Bonds, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                                  /s/ James W. Wogsland
                                          -------------------------------------
                                                    JAMES W. WOGSLAND

Subscribed and sworn to
before me this 3rd day
of December, 1996.

         /s/ Janet K. Cooper
-------------------------------------
            NOTARY PUBLIC

My commission expires:

March 27, 1999